EXHIBIT 21

LIST OF SUBSIDIARIES

Subsidiaries of Ashland Inc. (“Ashland”) at September 30, 2012, included the companies listed below.

Company	Jurisdiction of Incorporation
565 Corporation	Delaware, United States
Aqualon Company	Delaware, United States
Aqualon France B.V.	Netherlands
Ash (Gibraltar) One Limited	Gibraltar
Ash (Gibraltar) Two Limited	Gibraltar
ASH GP LLC	Delaware, United States
Ashland (Changzhou) Advanced Chemical Co., Ltd.	China
Ashland (Changzhou) Specialty Chemical Co., Ltd	China
Ashland (China) Holdings Co., Ltd.	China
Ashland (Nanjing) Chemical Co., Ltd.	China
Ashland (Tianjin) Chemical Co., Ltd.	China
Ashland (Trinidad And Tobago) Limited	Tobago
Ashland Austria GmbH	Austria
Ashland Branded Finance, Inc.	Delaware, United States
Ashland Canada Corp.	Nova Scotia, Canada
Ashland Canada Holdings B. V.	Netherlands
Ashland Chemical De Mexico S.A. De C.V.	Mexico
Ashland Chemical Hispania, S. L.	Spain
Ashland Chemicals (Nanjing) Company Limited	China
Ashland CZ s.r.o.	Czech Republic
Ashland Danmark ApS	Denmark
Ashland Deutschland GmbH	Germany
Ashland Ethanol, Inc.	Delaware, United States
Ashland Eurasia Limited Liability Company	Russia
Ashland Finland Oy	Finland
Ashland France SAS	France
Ashland Hercules Produtos Quimicos Ltda.	Brazil
Ashland Hercules Water Technologies (Australia) Pty Ltd	Australia
Ashland Holdings B. V.	Netherlands
Ashland India Private Limited	India
Ashland Industries Austria GmbH	Austria
Ashland Industries Deutschland GmbH	Germany
Ashland Industries Europe GmbH	Switzerland
Ashland Industries Finland OY	Finland
Ashland Industries France SAS	France
Ashland Industries Hispania SA	Spain
Ashland Industries Ireland Limited	Ireland
Ashland Industries Italia S.r.l.	Italy
Ashland Industries Nederland B.V.	Netherlands
Ashland Industries Sweden AB	Sweden
Ashland Industries UK Limited	United Kingdom
Ashland International Holdings, Inc.	Delaware, United States

Company	Jurisdiction of Incorporation
Ashland Italia S.r.l.	Italy
Ashland Japan Chemical G. K.	Japan
Ashland Licensing and Intellectual Property LLC	Delaware, United States
Ashland ME Holdings, Inc.	Delaware, United States
Ashland Nederland B.V.	Netherlands
Ashland New Zealand Limited	New Zealand
Ashland Nigeria Exploration Unlimited	Nigeria
Ashland Norge AS	Norway
Ashland Oil (Nigeria) Company Unlimited	Nigeria
Ashland Oil, Inc.	Kentucky, United States
Ashland Pacific Pty. Ltd.	Australia
Ashland Participacoes Ltda.	Brazil
Ashland Poland Sp. z o.o.	Poland
Ashland Polímeros do Brasil S.A.	Brazil
Ashland Polyester (Kunshan) Co. Ltd.	China
Ashland Services B. V.	Netherlands
Ashland Services Mexico, S.A. de C.V.	Mexico
Ashland Singapore Pte. Ltd.	Singapore
Ashland Specialties Belgium BVBA	Belgium
Ashland Specialties UK Limited	United Kingdom
Ashland Sweden AB	Sweden
Ashland Switzerland Holdings GmbH	Switzerland
Ashland UK Limited	United Kingdom
Ashland Valvoline Chemical (Shanghai) Co., Ltd	China
Ashland-Alaskan, Limited	Alaska, United States
Ashland-Especialidades Quimicas Ltda.	Brazil
Ashland-Plasticos De Portugal, Lda.	Portugal
Ashmont Insurance Company, Inc.	Vermont, United States
AshOne C. V.	Netherlands
Ashprop Two LLC	Delaware, United States
AshThree LLC	Delaware, United States
AshTwo C. V.	Netherlands
ASK Chemicals GmbH	Germany
ASK Chemicals LP	Delaware, United States
AWT Dominican Republic, SRL	Dominican Republic
Beijing Tianshi Special Chemical Technique Co., Ltd.	China
Belleville Realty Corp.	Delaware, United States
Bluegrass Insurance Company Limited	Bermuda
Bluehall Incorporated	Delaware, United States
Chembond Ashland Water Technologies Limited	India
CLTA LLC	Delaware, United States
Corporacion ISP Andina, C.A.	Venezuela
Curtis Bay Insurance Co. Ltd	Bermuda
CVG Capital III LLC	Delaware, United States
Delta Technologies LLC	Delaware, United States
Drew Ameroid (M) Sdn. Bhd.	Malaysia
East Bay Realty Services, Inc.	Delaware, United States
Ever Success Overseas Limited	British Virgin Islands

Company	Jurisdiction of Incorporation
FRJ, Inc.	Georgia, United States
Funding Corp. I	Delaware, United States
Hercofina	Delaware, United States
Hercules Argentina S.A.	Argentina
Hercules Asia Pacific (Shanghai) Regional Company Limited	China
Hercules Chemicals (Jiangmen) Company Limited	China
Hercules Chemicals (Taiwan) Co., Ltd.	Taiwan
Hercules Chemicals South Africa (Proprietary) Limited	South Africa
Hercules Chile Limitada	Chile
Hercules China Limited	Hong Kong
Hercules do Brasil Produtos Quimicos Ltda.	Brazil
Hercules Holding BV BVBA	Belgium
Hercules Holding II Limited	United Kingdom
Hercules Holding Specialty Materials B. V.	Netherlands
Hercules Hydrocarbon Holdings, Inc.	Delaware, United States
Hercules Incorporated	Delaware, United States
Hercules Industrial Chemicals Private Limited	India
Hercules International Limited, LLC	Delaware, United States
Hercules International Trade Corporation Limited	Bahamas
Hercules Investment ApS	Denmark
Hercules Investments Netherlands B.V.	Netherlands
Hercules Islands Corporation	American Virgin Islands
Hercules Korea Chemical Co., Ltd.	Korea
Hercules Limited	United Kingdom
Hercules Paper Holdings, Inc.	Delaware, United States
Hercules Portuguesa, Lda.	Portugal
Hercules Russia Limited Liability Company	Russia
Hercules Tianpu Chemicals Company Limited	China
Hercules Trading (Shanghai) Company Limited	China
Hoimyung Ashland Ltd.	Korea
International Specialty Holdings LLC	Delaware, United States
International Specialty Products (India) Private Limited	India
International Specialty Products Funding Corporation	Delaware, United States
International Specialty Products Inc.	Delaware, United States
ISP (Australasia) Pty. Limited	Australia
ISP (Belgium) International N. V.	Belgium
ISP (Great Britain) Co. Ltd.	United Kingdom
ISP (Japan) Ltd	Japan
ISP (Korea) Limited	Korea
ISP (Mexico), S. de R. L. de C. V.	Mexico
ISP (Norden) Aktiebolag	Sweden
ISP (Oesterreich) Ges.m.b.h.	Austria
ISP (Polska) Sp.z o.o.	Poland
ISP (Puerto Rico) Inc.	Delaware, United States
ISP (SHANGHAI) COMPANY LIMITED	China
ISP (SINGAPORE) PTE LTD	Singapore
ISP (Switzerland) GmbH	Switzerland
ISP (Thailand) Co., Ltd	Thailand
ISP Administration Inc.	Delaware, United States

Company	Jurisdiction of Incorporation
ISP Advanced Materials Technologies LLC	Delaware, United States
ISP Alginates Inc.	Delaware, United States
ISP Argentina S.R.L.	Argentina
ISP Asia Pacific Pte. Ltd	Singapore
ISP Bermuda Limited	Bermuda
ISP Biochema Schwaben GmbH	Germany
ISP Canada Corp.	Nova Scotia, Canada
ISP Capital Inc.	Delaware, United States
ISP Capital LLC	Delaware, United States
ISP Ceska Republica Spol, S.R.O.	Czech Republic
ISP Chemco LLC	Delaware, United States
ISP Chemical Products Inc.	Delaware, United States
ISP Chemical Products LLC	Delaware, United States
ISP CHEMICALS (MALAYSIA) SDN.BHD	Malaysia
ISP Chemicals LLC	Delaware, United States
ISP Chile S. A.	Chile
ISP Cologne Holding GmbH	Germany
ISP Colombia Ltda.	Colombia
ISP do Brasil Ltda.	Brazil
ISP Environmental Services Inc.	Delaware, United States
ISP France Customer Service SARL	France
ISP France Holding SARL	France
ISP France Marketing SARL	France
ISP Freetown Fine Chemicals Inc.	Delaware, United States
ISP Freight Services N. V.	Belgium
ISP Global Operations (Barbados) Inc.	Barbados
ISP Global Technologies Deutschland GmbH	Germany
ISP Global Technologies Deutschland Unterstutzungskasse GmbH	Germany
ISP Global Technologies Inc.	Delaware, United States
ISP Global Technologies LLC	Delaware, United States
ISP GT Inc.	Delaware, United States
ISP HC Limited	Cyprus
ISP Holdings (U.K.) Ltd.	United Kingdom
ISP Horhausen GmbH	Germany
ISP Hungary Holdings Limited Liability Company	Hungary
ISP International Corp.	Delaware, United States
ISP International Sales Inc.	Delaware, United States
ISP Investments Inc.	Delaware, United States
ISP Italy Marketing s.r.l.	Italy
ISP Lima LLC	Delaware, United States
ISP Luxembourg Canada S.a.r.l.	Luxembourg
ISP Luxembourg Holdings S.a.r.l.	Luxembourg
ISP Management Company, Inc.	Delaware, United States
ISP Management LLC	Delaware, United States
ISP Marl GmbH	Germany
ISP Marl Holdings GmbH	Germany
ISP Microcaps (U.K.) Limited	United Kingdom
ISP Microcaps (U.S.) LLC	Delaware, United States
ISP Microcaps Deutschland GmbH	Germany

Company	Jurisdiction of Incorporation
ISP Pharma Systems LLC	Delaware, United States
ISP Real Estate Company, Inc.	Delaware, United States
ISP Realty Corporation	Delaware, United States
ISP Sales (U.K.) Limited	Ireland
ISP Singapore Holding LLC	Delaware, United States
ISP Sophia Antipolis S.a.r.l.	France
ISP Synthetic Elastomers LLC	Delaware, United States
ISP Tech (Texas) Inc.	Delaware, United States
ISP Technologies Inc.	Delaware, United States
ISP Technologies LLC	Delaware, United States
ISP U.S. Sales LLC	Delaware, United States
ISP Vincience S.A.	France
ISP Water Management Services LLC	Delaware, United States
Lubricantes Andinos "Lubrian S. A."	Ecuador
Lubricantes del Peru S.A.	Peru
Lubrival S. A.	Ecuador
Oil Casualty Insurance, Ltd.	Bermuda
Pakistan Gum Industries (Private) Limited	Pakistan
Progiven S.A.S.	France
PT Ashland Asia	Indonesia
PT ISP Chemicals Indonesia	Indonesia
PT. Hercules Chemicals Indonesia	Indonesia
Quality Fine Chemicals LLC	Delaware, United States
Relocation Properties Management LLC	Delaware, United States
Saudi Industrial Resins Co. Ltd. (Polyester)	Saudi Arabia
Shanghai Ashland Chemicals Company Ltd.	China
Shanghai VC Lubricating Oil Co., Ltd.	China
St Croix Petrochemical Corp	American Virgin Islands
Techwax Limited	United Kingdom
V C Lubricating Oil Co. Ltd.	Hong Kong
Valvoline (Australia) Pty. Limited	Australia
Valvoline (Deutschland) GmbH & Co. KG	Germany
Valvoline (Thailand) Ltd.	Thailand
Valvoline Automotive Services (Shanghai) Company Limited	China
Valvoline Cummins Argentina S.A.	Argentina
Valvoline Cummins Do Brasil Lubrificantes Ltda.	Brazil
Valvoline Cummins Limited	India
Valvoline de Colombia S.A.S.	Colombia
Valvoline De Venezuela S.A.	Venezuela
Valvoline Instant Oil Change Franchising, Inc.	Delaware, United States
Valvoline International, Inc.	Delaware, United States
Valvoline South Africa (Proprietary) Limited	South Africa
Verona Inc.	Delaware, United States
VIOC Funding, Inc.	Delaware, United States
WSP, Inc.	Delaware, United States
ZAO Ashland MSP	Russia